SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 2003

                             ALLOU HEALTHCARE, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-10340                   11-2953972
          --------                     -------                   -----------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)               File No.)              Identification No.)


50 Emjay Boulevard, Brentwood, New York                              11717
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(Address of Principal Executive Offices)                              (Zip Code)

        Registrant's telephone number, including area code (631) 273-4000

Item 5.   Other Events.
          ------------

          Allou Healthcare, Inc. (the "Company") has issued a press release announcing the commencement of litigation by the Company and its lenders against several of the Company's insurers to compel payment in respect of the losses the Company suffered as a result of the warehouse fire on September 25-26, 2002. The litigation was commenced on March 24, 2003.

          A copy of the press release, which is incorporated by reference herein and made a part hereof, is attached to this Current Report on Form 8-K as
Exhibit 99.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)       Financial Statements.

          Not applicable.

(b)       Pro Forma Financial Information.

          Not applicable.

(c)       Exhibits.

          Exhibit No.         Description
          -----------         -----------

               99             Press Release of the Company dated March 24, 2003.

                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ALLOU HEALTH CARE, INC.


Date: March 24, 2003         By: /s/ David Shamilzadeh
                                 ---------------------
                                 Name:   David Shamilzadeh
                                 Title:  President, Principal Financial Officer
                                         and Principal Accounting Officer

                                  EXHIBIT INDEX


          Exhibit No.         Description
          -----------         -----------

               99             Press Release of the Company dated March 24, 2003.